MERRILL LYNCH
DRAGON FUND, INC.







FUND LOGO






Annual Report

December 31, 1995





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.











Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH DRAGON FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1995


A map illustrating the following percentages:


Pakistan                 0.3%
India                    0.9%
Indonesia                6.7%
Singapore               12.3%
Malaysia                13.6%
Thailand                12.0%
Hong Kong               36.7%
South Korea              4.6%
Taiwan                   0.6%
Phillipines              5.8%



[FN]
*Total may not equal 100%.





DEAR SHAREHOLDER

Investor sentiment regarding most of the "dragon" stock markets did not improve during the final months of 1995, with Hong Kong the notable exception. Although interest rates in the United States, Europe and Japan declined during the period, which typically results in higher share prices for the dragon stock markets, global investor interest remained focused on US equities. In addition, ongoing political and economic troubles in Mexico led investors to view most emerging markets with caution.

Investment Activities
The outlook for Hong Kong has become more positive as economic conditions in The People's Republic of China have improved. It appears that the Chinese government has achieved a "soft landing" for the economy. On the political front, Chinese President Jiang has solidified and consolidated his power base. Investor sentiment regarding Hong Kong's prospects improved further when the central bank eased monetary policy somewhat in December. In addition, there are signs that the beleaguered Hong Kong real estate market may have bottomed.

We increased our investments in Hong Kong to 36.7% of net assets as of December month-end, which is an overweighted position relative to several market-weighted indexes of dragon stock markets. Our largest industry exposures are in conglomerates and banking, where we increased investments at very attractive valuations. For example, during the December quarter we purchased shares of Citic Pacific Ltd., a conglomerate with strong links to China through infrastructure projects.

With 13.6% of net assets at December 31, 1995, Malaysia is the Fund's second-largest country weighting, although this is an underweighted position. We took advantage of share price weakness and added to positions in Malaysian blue-chip and convertible issues. It appears that the Malaysian economy has peaked during this business cycle. In addition, a higher rate of inflation has led to higher interest rates, which have depressed share prices. With the prospect that the central bank may increase the statutory reserve requirement for banks, which would discourage corporate loan growth, it is likely that there will be even less liquidity available for common stock investment. In addition, there is pressure on the currency, given the country's large current account deficit.

We view Malaysia's current difficulties as a period of adjustment, with the government and central bank working to engineer a soft landing for the economy. Over the longer term, we believe the country will again resume a stable rate of growth, which would benefit stock prices. Furthermore, while prices of real estate-related stocks have fallen out of investor favor in the high interest rate environment, we continue to believe that our Malaysian investment in this area, Land & General BHD, which is well-managed and in a strong financial position, will emerge intact from the current difficulties. The Fund is underweighted in the Malaysian property sector.

The Fund's third-largest country weighting is Singapore at 12.3% of net assets by December 31, 1995, which is a neutral exposure.

Our Singapore holdings are largely in banks and large blue-chip companies, whose share prices usually perform in line with economic activity. Although 1995's gross domestic product growth was above 8%, the economy has shown some signs of slowing in recent months. However, on the positive side, monetary authorities appear to have inflation under control. We also expect that corporate earnings growth will be slower in 1996, but will likely approximate 16%, compared to 18% estimated for 1995. At the same time, the stock market appears attractively valued, with price/earnings ratios slightly below historic averages.

Thailand's stock market has declined as an overheated economy led to a tight monetary policy and higher interest rates. At this point, it appears that the negative economic developments may be fully reflected in share prices, with valuations down to attractive levels. The negative impact has been greatest for property-related companies, whose shares corrected sharply. As of the end of December, the Fund held only one real estate-related stock in Thailand, Land & House Public Co., which we believe will prosper once again under more favorable economic conditions. In our banking holdings, we switched some of our positions from common to convertible stock, since we believe the convertibles offered a more attractive tradeoff between risk and potential return. As of December month-end, the Fund had a 12.0% exposure to Thailand, which is a slightly underweighted position.

We remain overweighted in the Philippines with 5.8% of net assets at December 31, 1995, which has been one of the worst-performing stock markets. The country is not making a smooth transition from a heavily regulated, centrally controlled economy to a market-oriented, decentralized one. However, we believe that the Philippines is still in the very early stages of this process, and that over the longer term our investments there will be rewarding. Inflation has also become a near-term problem, since a series of natural disasters have driven up food prices, although prices for manufactured and consumer goods are stable.

The Fund is overweighted in the consumer sector and has a large holding in San Miguel Corporation, a brewer and food producer. We believe that the food and beverage industry in the Philippines will fare well in the near term.

Indonesia accounted for 6.7% of net assets at December month-end. We took advantage of price strength and trimmed our position in P.T. Hanjaya Mandala Sampoerna. We utilized the proceeds of this sale to establish a position in P.T. Telekomunikasi Indonesia (ADR), the newly listed telephone company.

In India, political uncertainties, rising interest rates and a devaluing currency have led to stock market weakness. Although we expect that investors will continue to question the prospect for further market-oriented reform in the run-up to the 1996 general election, the worst of the economic developments may now be over. Therefore, we would view further share price weakness as a buying opportunity.

Fiscal Year in Review
For the fiscal year ended December 31, 1995, Merrill Lynch Dragon Fund's Class A, Class B, Class C and Class D Shares had total returns of +7.44%, +6.49%, +6.46% and +7.35%, respectively, compared to an +8.84% appreciation for the unmanaged Morgan Stanley Capital International Combined Far East Free (Ex-Japan) Index. (Fund returns do not reflect applicable sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4-7 of this report to shareholders.)

During the fiscal year, the Fund benefited from gradually shifting its Hong Kong exposure from an underweighted 26.8% of net assets to an overweighted 36.7% of net assets. The Hong Kong stock market was the best-performing dragon stock market for the 12 months ended December 31, 1995, with a total return of +23.0% for the year. Fund performance was also enhanced by underweighting investments in the underperforming Malaysian stock market and further reducing exposure there over the course of the fiscal year. However, our overweighted position in the Philippines was detrimental to performance.

At the sector level, overweighting financial stocks overall did not hamper the Fund's performance for the fiscal year because our investments in this sector focused on blue-chip stocks. Shifting holdings from common to convertible stock helped to limit losses for some individual financial stock investments. In addition, lowering the Fund's exposure to Malaysian property companies over the course of the fiscal year while increasing holdings in this sector in Hong Kong was beneficial.

Finally, our strategy of focusing investments on blue-chip companies, especially in Hong Kong, was positive for performance.
These companies have more dependable earnings in an uncertain economic environment, and outperformed secondary stocks during the fiscal year.

In Conclusion
We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to serving your financial needs throughout the Fund's new fiscal year and beyond.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager



January 29, 1996




PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                                                     12 Month   3 Month
                                                 12/31/95    9/30/95    12/31/94     % Change   % Change
Class A Shares                                     $15.99     $15.89      $15.05      +6.25%      +0.63%
Class B Shares                                      15.98      15.76       15.03      +6.32       +1.40
Class C Shares                                      15.79      15.64       14.92      +5.83       +0.96
Class D Shares                                      16.05      15.91       15.08      +6.43       +0.88
Class A Shares--Total Return                                                          +7.44(1)    +1.76(1)
Class B Shares--Total Return                                                          +6.49(2)    +1.56(2)
Class C Shares--Total Return                                                          +6.46(3)    +1.56(3)
Class D Shares--Total Return                                                          +7.35(4)    +1.75(4)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.176 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.025 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.091 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.136 per share ordinary income dividends.



Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A and Class C Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan) Free Index.
Beginning and ending values are:

                                        10/21/94**       12/95

ML Dragon Fund, Inc.++--
Class A Shares*                          $ 9,475         $9,079

ML Dragon Fund, Inc.++--
Class C Shares*                          $10,000         $9,477

Morgan Stanley Combined Far East
(Ex-Japan) Free Index++++                $10,000         $9,604





A line graph depicting the growth of an investment in the Fund's
Class B and Class D Shares compared to growth of an investment in the Morgan Stanley Combined Far East (Ex-Japan) Free Index.
Beginning and ending values are:


                                         5/29/92**       12/95

ML Dragon Fund, Inc.++--
Class B Shares*                          $10,000        $16,428

ML Dragon Fund, Inc.+++--
Class D Shares*                          $ 9,475        $16,099

Morgan Stanley Combined Far East
(Ex-Japan) Free Index++++                $10,000        $18,247


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
 +++Class A Shares outstanding prior to October 21, 1994
    were redesignated to Class D Shares on October 21, 1994.
  ++ML Dragon Fund, Inc. invests primarily (at least 65% of the
    Fund's net assets) in developing Asia-Pacific equity and debt securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand and which are freely purchasable by foreign investors.

Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                        +7.44%         +1.80%
Inception (10/21/94) through 12/31/95      -3.51          -7.77

[FN]
 *Maximum sales charge is 5.25%. On 10/21/94, Class A Shares were redesignated to Class D Shares.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       + 6.49%        + 2.49%
Inception (5/29/92) through 12/31/95      +15.02         +14.82

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                        +6.46%         +5.46%
Inception (10/21/94) through 12/31/95      -4.40          -4.40

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       + 7.35%        + 1.72%
Inception (5/29/92) through 12/31/95      +15.90         +14.18

[FN]
 *Maximum sales charge is 5.25%. On 10/21/94, Class A Shares were redesignated to Class D Shares.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)



Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.43        $15.05        $0.241           $0.251            -10.82%
1995                               15.05         15.99          --              0.176            + 7.44
                                                              ------           ------
                                                        Total $0.241     Total $0.427

                                                         Cumulative total return as of 12/31/95: - 4.18%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include any sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed     Dividends Paid*      % Change**
5/29/92--12/31/92                 $10.00        $10.13          --             $0.020            + 1.50%
1993                               10.13         18.74        $0.006            0.103            +86.15
1994                               18.74         15.03         0.241            0.122            -17.86
1995                               15.03         15.98          --              0.025            + 6.49
                                                              ------           ------
                                                        Total $0.247     Total $0.270

                                                         Cumulative total return as of 12/31/95: +65.28%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $17.29        $14.92        $0.241           $0.229            -10.98%
1995                               14.92         15.79          ---             0.091            + 6.46
                                                              ------           ------
                                                        Total $0.241     Total $0.320

                                                         Cumulative total return as of 12/31/95: - 5.23%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
5/29/92--12/31/92                 $10.00        $10.12          --             $0.080            + 2.02%
1993                               10.12         18.77        $0.006            0.182            +87.46
1994                               18.77         15.08         0.241            0.211            -17.24
1995                               15.08         16.05          --              0.136            + 7.35
                                                              ------           ------
                                                        Total $0.247     Total $0.609

                                                         Cumulative total return as of 12/31/95: +69.91%**


  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.






PORTFOLIO INFORMATION (unaudited)



Investments
As of 12/31/95

Ten Largest Holdings                      Percent of
Represented in the Portfolio              Net Assets

Hutchison Whampoa, Ltd.                      4.2%
HSBC Holdings, Ltd.                          3.8
P.T. Hanjaya Mandala Sampoerna               3.8
Cheung Kong Holdings, Ltd.                   3.3
Hong Kong Telecommunications, Ltd.           3.1
Sun Hung Kai Properties, Ltd.                2.6
Guoco Group, Ltd.                            2.4
Swire Pacific Ltd.*                          2.3
United Overseas Bank                         1.9
Bangkok Bank                                 1.9

[FN]
*Includes 'A' Shares.




Ten Largest Industries                    Percent of
Represented in the Portfolio              Net Assets

Banking                                     22.4%
Conglomerates                               12.9
Real Estate                                 12.6
Telecommunications                           9.1
Tobacco                                      3.8
Leisure                                      3.3
Publishing & Broadcasting                    3.0
Utilities--Electric & Gas                    2.6
Utilities--Electric                          2.2
Financial Services                           2.0




EQUITY PORTFOLIO CHANGES (unaudited)



For the Quarter Ended December 31, 1995


Additions

Citic Pacific Ltd.
P.T. Telekomunikasi Indonesia (ADR)
Samsung Electronics Co. (Preferred)(GDR)
Swire Pacific Ltd. 'B'


Deletions

Jardine Matheson Holdings Ltd. (ADR)
Johnson Electric Holdings Ltd.
MBF Capital BHD
Malaysian Airlines System BHD
President Enterprises (ADR)
Westmont BHD

SCHEDULE OF INVESTMENTS                                                                                   (in US Dollars)
                                Face Amount/                                                              Value     Percent of
COUNTRIES    Industries         Shares Held         Long-Term Investments                 Cost          (Note 1a)   Net Assets
Hong Kong    Banking               6,702,000   Guoco Group, Ltd.                      $   27,334,197   $   32,331,169    2.4%
                                   3,340,806   HSBC Holdings, Ltd.                        34,214,594       50,552,807    3.8
                                                                                      --------------   --------------  ------
                                                                                          61,548,791       82,883,976    6.2

             Conglomerates         4,006,000 ++Citic Pacific Ltd.                         12,684,076       13,703,919    1.0
                                  19,488,250   First Pacific Company Limited              20,688,888       21,676,015    1.6
                                  20,158,000   Guangdong Investment, Ltd.                  9,301,920       12,122,957    0.9
                              US$  3,436,000   Guangdong Investment, Ltd.,
                                               4.50% due 10/07/1998(b)                     4,364,558        4,191,920    0.3
                                   9,277,000   Hutchison Whampoa, Ltd.                    38,377,393       56,511,472    4.2
                                   3,355,000   Swire Pacific Ltd. 'A'                     18,818,725       26,034,661    2.0
                                   2,528,000   Swire Pacific Ltd. 'B'                      3,124,538        3,155,096    0.3
                                                                                      --------------   --------------  ------
                                                                                         107,360,098      137,396,040   10.3

             Electrical           18,211,000   Innovative International Holdings Ltd.      7,882,226        5,358,255    0.4
             Equipment

             Electronic/          12,200,000   ASM Pacific Technology                      4,026,946       10,571,650    0.8
             Semiconductors

             Insurance            22,597,000   National Mutual Asia, Ltd.                 10,212,562       20,457,708    1.5

             Leisure               6,370,000   Hong Kong & Shanghai Hotels                 5,697,738        9,227,108    0.7

             Packaging            14,000,000   M.C. Packaging (HK), Ltd.                   6,547,529        4,979,307    0.4

             Publishing &          7,600,000   South China Morning Post Holdings           4,440,430        4,644,335    0.3
             Broadcasting          4,401,000   Television Broadcast Ltd.                  17,630,137       15,681,266    1.2
                                                                                      --------------   --------------  ------
                                                                                          22,070,567       20,325,601    1.5

             Real Estate           7,323,000   Cheung Kong Holdings Ltd.                  37,176,042       44,608,549    3.3
                                   4,508,020   New World Development Co., Ltd.            12,941,206       19,648,251    1.5
                                   4,332,100   Sun Hung Kai Properties, Ltd.              24,487,794       35,437,833    2.6
                                   3,048,000   Wharf Holdings Ltd.                        11,127,830       10,150,802    0.8
                              US$  9,840,000   Wharf Holdings Ltd., 5% due
                                               7/15/2000 (b)                               9,335,976       10,553,400    0.8
                                                                                      --------------   --------------  ------
                                                                                          95,068,848      120,398,835    9.0

             Telecommuni-         12,220,000   ABC Communications Holdings Ltd.            3,501,176        2,212,623    0.2
             cations              23,665,015   Hong Kong Telecommunications, Ltd.         43,852,525       42,237,093    3.1
                                                                                      --------------   --------------  ------
                                                                                          47,353,701       44,449,716    3.3

             Utilities--           4,441,200   China Light & Power Co., Ltd.              20,428,753       20,448,360    1.5
             Electric & Gas        8,990,656   Hong Kong & China Gas Co. (The)            11,559,886       14,476,677    1.1
                                                                                      --------------   --------------  ------
                                                                                          31,988,639       34,925,037    2.6
                                               Total Long-Term Investments in
                                               Hong Kong                                 399,757,645      490,973,233   36.7


India        Chemicals               542,800   Mardia Chemicals Ltd.                       2,496,386          779,841    0.1

             Conglomerates           173,300 ++Reliance Industries (ADR)*                  4,662,021        2,382,875    0.2

             Consumer--Durables      456,000 ++IFB Industries Ltd.                         3,998,087        1,832,432    0.1

             Finance                  66,210   Housing Development Finance                 6,347,114        5,114,087    0.4

             Pharmaceuticals          99,200   Ranbaxy Laboratories Limited                2,000,872        1,820,313    0.1

             Steel Mills             131,320   Essar Gujarat Limited                         376,037          148,506    0.0

                                               Total Long-Term Investments
                                               in India                                   19,880,517       12,078,054    0.9


Indonesia    Banking               1,731,500   P.T. Bank International Indonesia           7,163,359        5,742,606    0.4

             Food                 10,364,032   P.T. Mayorah Indah                          5,764,781        7,487,151    0.6

             Miscellaneous--       1,711,250   P.T. Modern Photo Film                      4,620,559        9,927,348    0.7
             Consumer

             Pharmaceuticals       2,251,500   P.T. Kalbe Farma                            7,362,735        7,639,722    0.6

             Telecommuni-            118,490   P.T. Indonesia Satellite Corp.
             cations                           (Indosat) (ADR)*                            4,045,632        4,324,885    0.3
                                     178,000 ++P.T. Telekomunikasi Indonesia (ADR)*        3,204,000        4,494,500    0.3
                                                                                      --------------   --------------  ------
                                                                                           7,249,632        8,819,385    0.6

             Tobacco               4,839,000   P.T. Hanjaya Mandala Sampoerna              4,415,689       50,423,905    3.8

                                               Total Long-Term Investments in
                                               Indonesia                                  36,576,755       90,040,117    6.7

Malaysia     Banking               4,256,000   Affin Holdings BHD                          6,646,052        8,215,245    0.6
                                   1,507,200 ++Arab-Malaysian Merchant Bank BHD            7,134,948       17,218,357    1.3
                              MYR  1,969,000   Arab-Malaysian Merchant Bank BHD,
                                               7.50% due 11/20/1999 (b)                      768,090        1,047,134    0.1
                                   2,667,000   Malayan Banking BHD                         6,353,456       22,483,278    1.7
                                   3,499,000   Public Bank BHD 'Foreign'                   4,235,687        6,723,475    0.5
                                                                                      --------------   --------------  ------
                                                                                          25,138,233       55,687,489    4.2

             Building &            5,200,000   I.J.M. Corp. BHD                            6,266,933        8,275,753    0.6
             Construction

             Conglomerates         4,968,000   Renong BHD                                  4,822,048        7,358,550    0.5
                              US$  9,025,000   Renong BHD, 2.50% due 1/15/2005 (b)         9,994,404       10,062,875    0.8
                                                                                      --------------   --------------  ------
                                                                                          14,816,452       17,421,425    1.3

             Finance                 938,000   Hong Leong Credit BHD                       6,877,505        4,655,820    0.3

             Food                  1,721,700   Nestle Malaysia BHD                         7,333,320       12,615,174    0.9

             Leisure               3,300,000   Berjaya Sports TOTO BHD                     7,410,648        7,669,884    0.5
                                   1,281,500   Genting BHD                                11,837,879       10,702,305    0.8
                                   3,000,000   Pernas International Hotels &
                                               Properties BHD (Warrants) (a)                 165,079          892,259    0.1
                                   2,980,000   Resorts World BHD                          10,407,072       15,965,334    1.2
                                                                                      --------------   --------------  ------
                                                                                          29,820,678       35,229,782    2.6

             Real Estate           4,156,000   Land & General BHD                          5,065,849        9,004,530    0.7

             Telecommuni-          5,711,000   Leader Universal Cable BHD                  8,553,531       13,048,572    1.0
             cations               1,631,000   Telekom Malaysia BHD                       10,798,393       12,721,607    1.0
                              US$  5,450,000   Telekom Malaysia BHD, 4% due
                                               10/03/2004 (b)                              4,732,023        5,272,875    0.4
                                                                                      --------------   --------------  ------
                                                                                          24,083,947       31,043,054    2.4

             Transportation        2,957,333   Malaysian International Shipping
                                               Co. BHD                                     6,043,232        7,747,199    0.6

                                               Total Long-Term Investments
                                               in Malaysia                               125,446,149      181,680,226   13.6


Pakistan     Telecommuni-             41,905 ++Pakistan Telecommunications
             cations                           (GDR)**++++                                 7,533,262        3,561,925    0.3

                                               Total Long-Term Investments
                                               in Pakistan                                 7,533,262        3,561,925    0.3

SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US Dollars)
                                Face Amount/                                                               Value    Percent of
COUNTRIES    Industries          Shares Held         Long-Term Investments                 Cost          (Note 1a)  Net Assets
Philippines  Banking                 339,900 ++Philippine Commercial International
                                               Bank                                    $   2,822,740    $   3,138,336    0.3%

             Beverages             6,246,240   San Miguel Corporation 'B'                 10,222,586       21,329,206    1.6

             Conglomerates           909,183 ++Benpres Holdings Corp. (ADR)*++++           8,047,236        4,318,619    0.3

             International        16,566,770 ++International Container Terminals           8,867,496        8,691,075    0.7
             Trade

             Real Estate           4,822,500 ++Ayala Land, Inc.                            5,508,954        5,887,829    0.4
                                   5,232,600 ++C & P Homes                                 2,628,722        3,843,096    0.3
                                                                                      --------------   --------------  ------
                                                                                           8,137,676        9,730,925    0.7

             Retail               50,408,475 ++SM Prime Holdings                          10,093,708       14,424,401    1.1

             Telecommunications       78,880   Philippine Long Distance Telephone
                                               Co. (ADR)*                                  4,027,836        4,269,380    0.3

             Utilities--           1,357,950  ++Manila Electric Co. (MERALCO) 'B'          6,429,540       11,087,421    0.8
             Electric

                                               Total Long-Term Investments
                                               in the Philippines                         58,648,818       76,989,363    5.8


Singapore    Airlines              1,862,000   Singapore Airlines 'Foreign' Ltd.          13,953,626       17,382,178    1.3

             Automotive            1,610,000   Cycle & Carriage, Ltd.                      7,464,505       16,054,455    1.2

             Banking               2,026,000   Development Bank of Singapore Ltd.         18,809,266       25,217,539    1.9
                                   1,366,866   Overseas Chinese Banking Corp.
                                               'Foreign'                                   8,900,801       17,109,992    1.3
                                   2,690,704   United Overseas Bank                       18,536,290       25,879,473    1.9
                                                                                      --------------   --------------  ------
                                                                                          46,246,357       68,207,004    5.1

             Beverages               190,000   Fraser & Neave Ltd. (Warrants)(a)           1,139,529        1,202,617    0.1

             Conglomerates         3,139,200   ACMA Ltd.                                   8,074,466       10,434,399    0.8

             Electronics          10,066,000   I.P.C. Corp.                                7,496,013        6,691,683    0.5

             Marine/               2,807,500   Sembawang Maritime Ltd.                     8,560,245        8,934,760    0.6
             Offshore Oil     SG$  2,090,000   Sembawang Maritime Ltd., 1.50%
             Services                          due 10/25/1998 (b)                          1,325,469        2,276,238    0.2
                                                                                           9,885,714       11,210,998    0.8
                                                                                      --------------   --------------  ------
             Publishing &          1,142,400   Singapore Press Holdings Ltd.              11,734,325       20,198,020    1.5
             Broadcasting

             Real Estate           4,104,000   DBS Land Ltd.                              12,091,181       13,873,494    1.0

                                               Total Long-Term Investments
                                               in Singapore                              118,085,716      165,254,848   12.3

South Korea  Electronics             105,630 ++Samsung Electronics Co.
                                               (Preferred) (GDR)**                         6,987,373        6,337,800    0.5

             Retail                   78,020 ++Shinsegae Department Stores Co.             2,374,876        6,517,592    0.5
                                      23,665 ++Shinsegae Department Stores Co. (New)       1,022,205        2,011,083    0.1
                                                                                      --------------   --------------  ------
                                                                                           3,397,081        8,528,675    0.6

             Steel                   143,600   Pohang Iron & Steel Co., Ltd.              13,187,601       10,136,601    0.8

             Telecommuni-             16,104   Korea Mobile Telecommunications Corp.       8,995,064       17,671,010    1.3
             cations

             Utilities--             428,900   Korean Electric & Power Corp.              12,196,137       18,562,628    1.4
             Electric

                                               Total Long-Term Investments
                                               in South Korea                             44,763,256       61,236,714    4.6


Taiwan       Closed-End Funds        343,300   The R.O.C. Taiwan (ADR)*                    2,904,850        3,604,650    0.2

             Electronic/             377,000 ++Advanced Semiconductor Engineering,
             Semiconductors                    Inc. (GDR)**                                5,892,909        4,985,825    0.4


                                               Total Long-Term Investments
                                               in Taiwan                                   8,797,759        8,590,475    0.6

Thailand     Banking               2,113,000   Bangkok Bank                               11,408,866       25,678,237    1.9
                              US$  6,453,000   Bangkok Bank, 3.25% due 3/03/2004 (b)       6,622,488        6,840,180    0.5
                                   3,453,333   Industrial Finance Corp. of Thailand        5,771,637       11,725,972    0.9
                                   1,262,747   Siam Commercial Bank Public Co.             8,699,381       16,649,404    1.2
                              US$  5,241,000   Siam Commercial Bank Public Co.,
                                               3.25% due 1/24/2004 (b)                     5,259,179        5,647,178    0.4
                                   1,652,300   Thai Farmers Bank, Ltd.                    15,531,720       16,667,363    1.3
                                                                                      --------------   --------------  ------
                                                                                          53,293,271       83,208,334    6.2

             Financial             1,834,800   Finance One Co., Ltd. 'Foreign'            12,567,383       11,585,909    0.9
             Services              1,698,000   Phatra Thanakit Co., Ltd.                  15,255,671       14,565,846    1.1
                                                                                      --------------   --------------  ------
                                                                                          27,823,054       26,151,755    2.0

             Mutual Funds         15,977,000   Ruam Pattana Fund II                        6,993,984        9,676,301    0.7

             Oil & Gas             1,331,500   PITT Exploration `Foreign'                 12,867,796       13,960,127    1.0

             Real Estate             936,000   Land & House Public Co.                     7,122,664       15,389,357    1.2

             Telecommuni-            510,000   Advanced Information Service                7,561,746        9,033,360    0.7
             cations                 457,100   International Engineering Co. Ltd.            181,389        2,450,695    0.2
                                                                                      --------------   --------------  ------
                                                                                           7,743,135       11,484,055    0.9

                                               Total Long-Term Investments
                                               in Thailand                               115,843,904      159,869,929   12.0


                                               Total Long-Term Investments               935,333,781    1,250,274,884   93.5


                                     Face
                                    Amount          Short-Term Securities

United       Commercial       US$  2,606,000   General Electric Capital Corp.,
States       Paper***                          5.90% due 1/02/1996                         2,604,719        2,604,719    0.2
                                  40,000,000   Goldman Sachs Group L.P., 5.90%
                                               due 1/02/1996                              39,980,333       39,980,333    3.0
                                  15,000,000   Preferred Receivable Funding Corp.,
                                               5.75% due 1/02/1996                        14,992,812       14,992,812    1.1
                                                                                      --------------   --------------  ------
                                                                                          57,577,864       57,577,864    4.3

             US Government &      20,000,000   Federal Home Loan Mortgage Corp.,
             Agency                            5.43%, due 1/22/1996                       19,930,617       19,930,617    1.5
             Obligations***

                                               Total Investments in
                                               Short-Term Securities                      77,508,481       77,508,481    5.8


             Total Investments                                                        $1,012,842,262    1,327,783,365   99.3
                                                                                      ==============
             Other Assets Less Liabilities                                                                  9,616,017    0.7
                                                                                                       --------------  ------
             Net Assets                                                                                $1,337,399,382  100.0%
                                                                                                       ==============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

          (b)Convertible security.
           ++Non-income producing security.
         ++++Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $7,881,000, representing 0.6% of net assets.
                                                      Acquisition                             Value
             Issue                                      Date(s)             Cost            (Note 1a)
             Benpres Holdings Corp. (ADR)             10/25/1994--       $ 8,047,236      $ 4,318,619
                                                       3/10/1995
             Pakistan Telecommunications (GDR)         9/16/1994           7,533,262        3,561,925
             Total                                                       $15,580,498      $ 7,880,544
                                                                         ===========      ===========

             See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$1,012,842,262)(Note 1a)                      $1,327,783,365
                    Cash                                                                                          10,892
                    Foreign cash (Note 1c)                                                                     3,247,889
                    Receivables:
                      Capital shares sold                                                $   14,333,196
                      Dividends                                                               1,726,888
                      Securities sold                                                           878,877
                      Interest                                                                  789,614       17,728,575
                                                                                         --------------
                    Deferred organization expenses (Note 1f)                                                      24,461
                    Prepaid registration fees and other assets (Note 1f)                                         138,772
                                                                                                          --------------
                    Total assets                                                                           1,348,933,954
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    5,513,534
                      Capital shares redeemed                                                 3,562,742
                      Investment adviser (Note 2)                                             1,016,519
                      Distributor (Note 2)                                                      837,890       10,930,685
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       603,887
                                                                                                          --------------
                    Total liabilities                                                                         11,534,572
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,337,399,382
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $      197,542
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          6,205,187
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            183,950
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,778,993
                    Paid-in capital in excess of par                                                       1,040,335,362
                    Accumulated distributions in excess of investment income                                  (9,723,148)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (16,371,641)
                    Unrealized appreciation on investments and foreign currency transactions--net            314,793,137
                                                                                                          --------------
                    Net assets                                                        .                   $1,337,399,382
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $31,591,148 and 1,975,424 shares
Value:                       outstanding                                                                  $        15.99
                                                                                                          ==============
                    Class B--Based on net assets of $991,280,764 and 62,051,871 shares
                             outstanding                                                                  $        15.98
                                                                                                          ==============
                    Class C--Based on net assets of $29,042,117 and 1,839,500 shares
                             outstanding                                                                  $        15.79
                                                                                                          ==============
                    Class D--Based on net assets of $285,485,353 and 17,789,930
                             shares outstanding                                                           $        16.05
                                                                                                          ==============
                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995
Investment          Dividends (net of $1,882,078 foreign withholding tax)                                 $   20,302,648
Income              Interest and discount earned (net of $22,263 foreign
(Notes 1d & 1e):    withholding tax)                                                                           5,947,703
                                                                                                          --------------
                    Total income                                                                              26,250,351
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $   11,840,885
                    Account maintenance and distribution fees--Class B (Note 2)               8,958,872
                    Custodian fees                                                            1,804,783
                    Transfer agent fees--Class B (Note 2)                                     1,765,532
                    Account maintenance fees--Class D (Note 2)                                  646,029
                    Transfer agent fees--Class D (Note 2)                                       425,160
                    Printing and shareholder reports                                            328,012
                    Accounting services (Note 2)                                                168,696
                    Account maintenance and distribution fees--Class C (Note 2)                 133,278
                    Professional fees                                                            99,487
                    Registration fees (Note 1f)                                                  86,055
                    Directors' fees and expenses                                                 38,934
                    Transfer agent fees--Class C (Note 2)                                        27,831
                    Transfer agent fees--Class A (Note 2)                                        25,942
                    Amortization of organization expenses (Note 1f)                              17,267
                    Pricing fees                                                                  8,438
                    Other                                                                        27,672
                                                                                         --------------
                    Total expenses                                                                            26,402,873
                                                                                                          --------------
                    Investment loss--net                                                                        (152,522)
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (9,089,880)
(Loss) on             Foreign currency transactions--net                                       (411,507)      (9,501,387)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       89,594,068
(Notes 1b, 1c,        Foreign currency transactions--net                                       (134,348)      89,459,720
1e & 3):                                                                                 --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     79,958,333
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   79,805,811
                                                                                                          ==============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   December 31,
                    Increase (Decrease) in Net Assets:                                        1995             1994
Operations:         Investment loss--net                                                 $     (152,522)  $   (2,783,327)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        (9,501,387)       6,883,021
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   89,459,720     (242,120,310)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations          79,805,811     (238,020,616)
                                                                                         --------------   --------------

Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                  (312,371)         (26,417)
Shareholders          Class B                                                                (1,509,738)              --
(Note 1g):            Class C                                                                  (151,749)         (34,041)
                      Class D                                                                (2,159,398)      (1,471,448)
                    Realized gain on investments--net:
                      Class A                                                                        --          (56,223)
                      Class B                                                                        --      (16,559,524)
                      Class C                                                                        --          (87,816)
                      Class D                                                                        --       (4,524,481)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (17,570)
                      Class B                                                                        --       (5,175,064)
                      Class C                                                                        --          (27,444)
                      Class D                                                                        --       (1,413,958)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (4,133,256)     (29,393,986)
                                                                                         --------------   --------------

Beneficial          Net increase in net assets derived from capital share
Interest            transactions                                                             85,728,447      140,721,806
Transactions                                                                             --------------   --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 161,401,002     (126,692,796)
                    Beginning of year                                                     1,175,998,380    1,302,691,176
                                                                                         --------------   --------------
                    End of year                                                          $1,337,399,382   $1,175,998,380
                                                                                         ==============   ==============


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                 Class A                       Class B
                    The following per share data and                   For the                                   For the
                    ratios have been derived from           For the    Period                        For the      Period
                    information provided in the financial     Year     Oct. 21,                     Ten Months   May 29,
                    statements.                              Ended    1994++ to      For the Year     Ended     1992++ to
                                                            Dec. 31,   Dec. 31,     Ended Dec. 31,    Dec. 31,   Feb. 28,
                    Increase (Decrease) in Net Asset Value:  1995++++   1994++++   1995++++  1994++++  1993++++    1993++++
Per Share           Net asset value, beginning of period   $  15.05   $  17.43   $  15.03  $  18.74  $  11.01   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net               .12        .02       (.03)     (.07)     (.02)      (.02)
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                      1.00      (1.91)      1.00     (3.28)     7.86       1.05
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           1.12      (1.89)       .97     (3.35)     7.84       1.03
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --         --         --        --       --+++++     --
                      In excess of investment income--net      (.18)      (.13)      (.02)       --       --+++++   (.02)
                      Realized gain on investments--net          --       (.27)        --      (.27)     (.11)        --+++++
                      In excess of realized gain on
                    investments--net                             --       (.09)        --      (.09)       --         --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.18)      (.49)      (.02)     (.36)     (.11)      (.02)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  15.99   $  15.05   $  15.98  $  15.03  $  18.74   $  11.01
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        7.44%    (10.82%)+++  6.49%   (17.86%)   71.27%+++  10.32%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees         1.37%      1.54%*     1.41%     1.40%     1.35%*     1.49%*
                                                           ========   ========   ========  ========  ========   ========

                    Expenses                                  1.37%      1.54%*     2.41%     2.40%     2.35%*     2.49%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net              .74%       .84%*     (.20%)    (.42%)    (.15%)*    (.08%)*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in
Data:               thousands)                             $ 31,591   $  3,383   $991,281  $917,384  $990,843   $365,430
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       24.52%     16.45%     24.52%    16.45%    16.62%      4.65%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.


                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                                                                 Class C                       Class D
                    The following per share data and                   For the                                   For the
                    ratios have been derived from           For the    Period                        For the      Period
                    information provided in the financial     Year     Oct. 21,                     Ten Months   May 29,
                    statements.                              Ended    1994++ to      For the Year     Ended     1992++ to
                                                            Dec. 31,   Dec. 31,     Ended Dec. 31,    Dec. 31,   Feb. 28,
                    Increase (Decrease) in Net Asset Value:  1995++++   1994++++   1995++++  1994++++  1993++++    1993++++
Per Share           Net asset value, beginning of period   $  14.92   $  17.29   $  15.08  $  18.77  $  11.01   $  10.00
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net              (.04)      (.01)       .09       .06       .07        .05
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                 1.00      (1.89)      1.02     (3.30)     7.88       1.04
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .96      (1.90)      1.11     (3.24)     7.95       1.09
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                     --         --         --        --      (.01)       --+++++
                      In excess of investment income--net      (.09)      (.11)      (.14)     (.09)     (.07)      (.08)
                      Realized gain on investments--net          --       (.27)        --      (.27)     (.11)        --
                      In excess of realized gain on
                      investments--net                           --       (.09)        --      (.09)       --         --
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.09)      (.47)      (.14)     (.45)     (.19)      (.08)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  15.79   $  14.92   $  16.05  $  15.08  $  18.77   $  11.01
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        6.46%    (10.98%)+++  7.35%   (17.24%)   72.31%+++  10.99%+++
Return:**                                                  ========   ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding account main-
Net Assets:         tenance and distribution fees             1.42%      1.57%*     1.38%     1.38%     1.34%*     1.48%*
                                                           ========   ========   ========  ========  ========   ========
                    Expenses                                  2.42%      2.57%*     1.63%     1.63%     1.59%*     1.73%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income (loss)--net             (.28%)     (.17%)*     .59%      .34%      .61%*      .61%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 29,042   $  5,329   $285,485  $249,903  $311,848   $111,180
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       24.52%     16.45%     24.52%    16.45%    16.62%      4.65%
                                                           ========   ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++Amount was less than $.01 per share.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $236,218 and $908,881 have been reclassified from accumulated net realized capital losses and paid-in capital in excess of par, respectively, to accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   150       $  2,353
Class D                               $43,548       $576,736


For the year ended December 31, 1995, MLPF&S received contingent deferred sales charges of $2,203,281 and $9,778 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $150,732 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $356,778,723 and $272,882,645, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses     Gains (Losses)

Long-term investments            $(9,089,174)   $314,941,103
Short-term investments                  (706)             --
Foreign currency transactions       (411,507)       (147,966)
                                 -----------    ------------
Total                            $(9,501,387)   $314,793,137
                                 ===========    ============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $305,270,816, of which $344,283,633 related to appreciated securities and $39,012,817 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $1,022,512,549.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended December 31, 1995 and the period ended December 31, 1994 were $85,728,447 and $140,721,806, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        15,316,591  $ 235,070,334
Shares issued to shareholders
in reinvestment of dividends           18,086        282,321
                                  -----------  -------------
Total issued                       15,334,677    235,352,655
Shares redeemed                   (13,584,058)  (209,762,961)
                                  -----------  -------------
Net increase                        1,750,619  $  25,589,694
                                  ===========  =============



Class A Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                     Shares        Amount

Shares sold                           703,677  $  11,334,140
Shares issued to shareholders
in reinvestment of dividends &
distributions                           5,563         83,383
                                  -----------  -------------
Total issued                          709,240     11,417,523
Shares redeemed                      (484,435)    (7,719,173)
                                  -----------  -------------
Net increase                          224,805  $   3,698,350
                                  ===========  =============

[FN]
++Commencement of Operations.



Class B Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        25,831,182  $ 397,664,798
Shares issued to shareholders
in reinvestment of dividends           81,436      1,269,593
                                  -----------  -------------
Total issued                       25,912,618    398,934,391
Shares redeemed                   (24,541,247)  (372,106,945)
Automatic conversion of shares       (369,028)    (5,593,649)
                                  -----------  -------------
Net increase                        1,002,343  $  21,233,797
                                  ===========  =============



NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                        21,626,213  $ 354,250,510
Shares issued to shareholders
in reinvestment of dividends &
distributions                       1,207,843     18,081,410
                                  -----------  -------------
Total issued                       22,834,056    372,331,920
Shares redeemed                   (14,613,098)  (239,406,135)
Automatic conversion of shares        (47,440)      (716,815)
                                  -----------  -------------
Net increase                        8,173,518  $ 132,208,970
                                  ===========  =============



Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         4,484,570  $  68,645,095
Shares issued to shareholders
in reinvestment of dividends            8,702        134,106
                                  -----------  -------------
Total issued                        4,493,272     68,779,201
Shares redeemed                    (3,011,017)   (46,232,303)
                                  -----------  -------------
Net increase                        1,482,255  $  22,546,898
                                  ===========  =============



Class C Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                     Shares        Amount

Shares sold                           381,246  $   6,281,385
Shares issued to shareholders
in reinvestment of dividends &
distributions                           8,965        133,227
                                  -----------  -------------
Total issued                          390,211      6,414,612
Shares redeemed                       (32,966)      (508,889)
                                  -----------  -------------
Net increase                          357,245  $   5,905,723
                                  ===========  =============

[FN]
++Commencement of Operations.

Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                        25,578,665  $ 391,676,072
Automatic conversion of shares        364,477      5,593,649
Shares issued to shareholders
in reinvestment of dividends          113,447      1,776,581
                                  -----------  -------------
Total issued                       26,056,589    399,046,302
Shares redeemed                   (24,834,684)  (382,688,244)
                                  -----------  -------------
Net increase                        1,221,905  $  16,358,058
                                  ===========  =============



Class D Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                         5,213,331  $  85,671,153
Automatic conversion of shares         47,252        716,815
Shares issued to shareholders
in reinvestment of dividends &
distributions                         405,832      6,095,592
                                  -----------  -------------
Total issued                        5,666,415     92,483,560
Shares redeemed                    (5,709,447)   (93,574,797)
                                  -----------  -------------
Net decrease                          (43,032) $  (1,091,237)
                                  ===========  =============



5. Commitments:
At December 31, 1995, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with values of approximately $3,427,000 and $856,000, respectively.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a capital loss carryforward of approximately $16,372,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Dragon Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Dragon Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period ended December 31, 1993 and the period May 29, 1992 (commencement of operations) to February 28, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Dragon Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 9, 1996
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Dragon Fund, Inc. during its fiscal year ended December 31, 1995:


                                     Domestic       Domestic
                                    Qualifying   Non-Qualifying   Foreign        Total       Foreign Taxes    Long-Term
Record                   Payable     Ordinary       Ordinary       Source       Ordinary        Paid or        Capital
Date                       Date       Income         Income        Income        Income         Withheld        Gains
Class A Shares
12/15/95                12/26/95       $ --         $0.044028     $0.132138     $0.176166      $0.024585        $ --

Class B Shares
12/15/95                12/26/95       $ --         $0.006149     $0.018454     $0.024603      $0.024585        $ --

Class C Shares
12/15/95                12/26/95       $ --         $0.022834     $0.068530     $0.091364      $0.024585        $ --

Class D Shares
12/15/95                12/26/95       $ --         $0.033871     $0.101653     $0.135524      $0.024585        $ --



The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863